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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 1998

                             MOBILEMEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-26320                 22-3253006
     (State or other         (Commission File No.)         (IRS Employer

      jurisdication                                     Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

            On April 30, 1998, MobileMedia Corporation and MobileMedia Communications, Inc. issued the press release filed herewith as Exhibit 99.1, disclosing certain financial projections.

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 1998               MOBILEMEDIA CORPORATION

                                    By: /s/ David R. Gibson
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                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                       Page
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99.1        Press Release